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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                      Current Report Pursuant
                  to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)            June 20, 1997


                           SETECH, Inc.
      (Exact Name of Registrant as Specified in its Charter)

                             Delaware
          (State or Other Jurisdiction of Incorporation)

     1-10310                                           11-2809189
(Commission File Number)      (I.R.S. Employer Identification No.)


905 Industrial Drive, Murfreesboro, Tennessee               37129
(Address of Principal Executive Offices)               (Zip Code)

                          (615) 890-1700
                  (Registrant's Telephone Number)

                          Not Applicable
   (Former name or former address, if changed since last report)



ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     In conjunction with the Registrant's continued growth and a recent acquisition of a new subsidiary (the "Acquisition," consummated on June 26, 1997, to be disclosed fully on Form 8-K before July 11, 1997), the Registrant has decided, with approval of its Board of Directors, to change its certifying accountant, Dempsey Wilson & Company, PC (the "Former Accountant"), to Arthur Andersen LLP (the "New Accountant"). To accomplish a smooth transition from the Former Accountant to the New Accountant, the Former Accountant will participate in the Form 8-K filing due July 11, 1997 (for which financial statements will be due by September 9, 1997), and the New Accountant will begin its services by auditing the financial statements to accompany the Registrant's Form 10-KSB for the fiscal year ended June 30, 1997.

(a) The Registrant and the Former Accountant have agreed that the Former Accountant will no longer perform auditing services in connection with the Registrant's financial statements after filing of the financial statements accompanying the Registrant's July 11, 1997 Form 8-K (for which financial statements will be due by September 9, 1997). Termination of the Former Accountant's services is not due to any discrepancies or disagreements between the Registrant and the Former Accountant regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Former Accountant's reports on the Registrant's financial statements for the past two years did not contain any adverse opinions or disclaimers of opinion, nor did they contain any modification as to uncertainty, audit scope or accounting principles. The Registrant has requested that the Former Accountant furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of such latter, dated June 27, 1997, is filed as Exhibit 16.1 to this Form 8-K.

(b) As of June 20, 1997, the New Accountant was engaged to perform services for the Registrant as its principal accountant. Additionally, the New Accountant was consulted and provided advice that was an important factor in reaching a decision regarding the following issues related to the
Acquisition:

     1) the New Accountant consulted with the Registrant as to the appropriate method to allocate the Acquisition purchase price to assets of the Acquired entity for financial reporting and federal tax purposes. The Former Accountant was not consulted on this issue, as it relates solely to the June 30, 1997 financial statements which the New Accountant will be responsible for auditing.

     2) the New Accountant reviewed and confirmed the rationale employed by the Former Accountant with regard to a proposed IRC 338(h)(10) election. The Former Accountant and the New Accountant were in agreement on this issue.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit 16.1 Letter from Dempsey Wilson & Co., P.C. dated June 27, 1997 regarding change in Certifying Accountant

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SETECH, Inc.
                                   (Registrant)

Date: June 27, 1997                     By:  /s/ Thomas N. Eisenman
                                        Thomas N. Eisenman
                                        President and CEO


                           EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

16.1 Letter from Dempsey Wilson & Co., P.C. dated June 27, 1997 regarding change in Certifying Accountant